UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

EOS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-206853	30-0873246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7F.-1, No. 162, Sec. 2, Zhongshan N. Rd., Zhongshan District

Taipei City, Taiwan 10452

(Address of Principal Executive Offices)

Registrant’s telephone number: +886-2-2586-8300

Room 519, 5F., No. 372, Linsen N. Road,

Zhongshan District,

Taipei City 104, Taiwan (R.O.C.)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 18, 2021, EOS Inc. (the “Company”) completed and closed a series of transactions to reorganize the Company’s structure and to develop its business by acquiring certain minority control interest of its subsidiary and intellectual properties.

Pursuant to the Intellectual Property Transfer Agreement, the Company to issue 75,000,000 shares of Common Stock to the transferors for the intellectual properties in consideration of the transfer.

Pursuant to the Shareholders’ Agreement of Shanghai MaoSong Trading Co., Ltd and Equity Pledge Agreements, the Company to issue 15,000,000 shares of Common Stock to the transferors for the minority controlling interests of its subsidiary.

Upon completion of the transactions above, EOS International Inc became a wholly controlled subsidiary of the Company.

The foregoing description of the Intellectual Property Transfer Agreement, Shareholders’ Agreement of Shanghai MaoSong Trading Co., Ltd, and Equity Pledge Agreements is not purported to be complete and qualified in its entirety by reference to the full texts of the three Agreements, a copy of which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 of this Current Report are incorporated by reference herein. Pursuant to the Purchase Agreement, the issuance of Stock Consideration of 90,000,000 shares of the Company’s common stock shall be made in reliance on exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 8, 2021, the board of directors of EOS Inc. (the “Company”) adopted a resolution approving the amendment to Company’s Articles of Incorporation to affect Preferred stock designation of the Company whereby the Company is authorized to issue 5,000,000 shares of Series A Preferred Stock with par value $0.001. Each stock is entitled to 1,000 votes of common stock without dividend rights. The Company obtained the written consent of its majority stockholder holding greater than 50% of the voting securities of the Company as of July 8, 2021, approving the Preferred Stock Designation.

A Certificate of Change to the Company’s Articles of Incorporation was filed with the Nevada Secretary of State effectuating the Preferred Stock Designation.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished herewith:

(d) Exhibits.

3.1	Certificate of Amendment to Designation Pursuant to NRS 78.1955, 78.1955(6), Preferred Stock Designation
10.1	Shareholders’ Agreement of Shanghai MaoSong Trading Co., Ltd
10.2	Equity Pledge Agreements
10.3	Intellectual Property Transfer Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS Inc.

Date: August 19, 2021		/s/ He-Siang Yang
	Name:	He-Siang Yang
	Title:	Chief Executive Officer

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